Acquisitions and disposals	6 Months Ended
Jun. 30, 2020
Acquisitions and disposals [Abstract]
Acquisitions and disposals

3 Acquisitions and disposals

Divestment of remaining shares in Lundin

On 8 May 2020 Equinor closed the divestment of its remaining (4.9%) financial shareholding in Lundin Energy AB (formerly Lundin Petroleum AB). The consideration is SEK 3.3 billion (USD 0.3 billion). The impact on the Consolidated statement of income in the second quarter is USD 0.1 billion and is recognised as Interest income and other financial items.

Investment in interest onshore Argentina

On 30 January 2020 Equinor closed a transaction to acquire a 50% ownership share in SPM Argentina S.A (SPM) from Schlumberger Production Management Holding Argentina B.V.. Shell acquired the remaining 50% ownership share of SPM. SPM holds a 49% interest in the Bandurria Sur onshore block in Argentina, and the block is in the pilot phase of development. The consideration including preliminary adjustments is USD 185 million. In the second quarter Equinor increased its shareholding in the Bandurria Sur by 5.5% to 30% for a preliminary consideration of USD 44 million. The investment is accounted for as a joint venture using the equity method. The investment is accounted for in the E&P International segment.